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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 28, 2002


                             UMBRELLA BANCORP, INC.
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             (Exact Name of registrant as specified in its charter)




Maryland                        0-19829                      36-3620612
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(State or other Jurisdiction    (Commission File No.)        (IRS Employer
of Incorporation)                                            Identification No.)



                 5818 South Archer Road, Summit, Illinois 60501
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               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (708) 458-2002




                                 Not Applicable
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      (Former name, address, and fiscal year, if changed since last report)

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ITEM 5.  OTHER EVENTS

On May 28, 2002, the Registrant completed the change in the state of its incorporation from Delaware to Maryland, as approved by the Registrant's Stockholders on April 30, 2002.

The Registrant is an Office of Thrift Supervision registered thrift holding company with total assets of $545.1 million as of April 30, 2002. The Registrant, through its wholly subsidiary UmbrellaBank, fsb (the "Bank"), provides a full range of financial services through its Internet banking delivery channel at http://www.umbrellabank.com and two retail banking facilities in Cook County, Illinois. The Bank, headquartered in Chicago, Illinois has total deposits of $431.1 million, together with a network of more than 1,900 automated teller machines deployed in 20 states as of April 30, 2002.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          UMBRELLA BANCORP, INC.


Date: June 6, 2002                        By:   /s/ John G. Yedinak
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                                          John G. Yedinak
                                          Chief Executive Officer